                                   EXHIBIT (24)


                               POWER OF ATTORNEY

         The undersigned director of HELLER FINANCIAL, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints JAMES B. CURRIE and SYLVIA L. BATEMAN, and each or either of them (with full power to act alone), his true and lawful attorney-in-fact and agent in the name and on behalf of the undersigned, to sign the name of the undersigned to the Company's Annual Report on Form 10-K for the year ended December 31, 1994, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, and to any and all amendments thereto or to any other instrument or document filed as a part of or in connection with such Annual Report on Form 10-K or any amendment thereto.


Dated: February 1, 1995




                                                            Hajime Maeda
                                                            ------------
                                                            Hajime Maeda

                                   EXHIBIT (24)


                               POWER OF ATTORNEY

         The undersigned director of HELLER FINANCIAL, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints JAMES B. CURRIE and SYLVIA L. BATEMAN, and each or either of them (with full power to act alone), his true and lawful attorney-in-fact and agent in the name and on behalf of the undersigned, to sign the name of the undersigned to the Company's Annual Report on Form 10-K for the year ended December 31, 1994, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, and to any and all amendments thereto or to any other instrument or document filed as a part of or in connection with such Annual Report on Form 10-K or any amendment thereto.


Dated:   January 27, 1995




                                                            Tetsuya Fukabori
                                                            ----------------
                                                            Tetsuya Fukabori

                                   EXHIBIT (24)


                               POWER OF ATTORNEY

         The undersigned director of HELLER FINANCIAL, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints JAMES B. CURRIE and SYLVIA L. BATEMAN, and each or either of them (with full power to act alone), his true and lawful attorney-in-fact and agent in the name and on behalf of the undersigned, to sign the name of the undersigned to the Company's Annual Report on Form 10-K for the year ended December 31, 1994, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, and to any and all amendments thereto or to any other instrument or document filed as a part of or in connection with such Annual Report on Form 10-K or any amendment thereto.


Dated:   January 30, 1995




                                                            Hirokazu Ishikawa
                                                            -----------------
                                                            Hirokazu Ishikawa

                                   EXHIBIT (24)


                               POWER OF ATTORNEY

         The undersigned director of HELLER FINANCIAL, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints JAMES B. CURRIE and SYLVIA L. BATEMAN, and each or either of them (with full power to act alone), his true and lawful attorney-in-fact and agent in the name and on behalf of the undersigned, to sign the name of the undersigned to the Company's Annual Report on Form 10-K for the year ended December 31, 1994, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, and to any and all amendments thereto or to any other instrument or document filed as a part of or in connection with such Annual Report on Form 10-K or any amendment thereto.


Dated: January 31, 1995




                                                            Minoru Itosaka
                                                            --------------
                                                            Minoru Itosaka

                                   EXHIBIT (24)


                               POWER OF ATTORNEY

         The undersigned director of HELLER FINANCIAL, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints JAMES B. CURRIE and SYLVIA L. BATEMAN, and each or either of them (with full power to act alone), his true and lawful attorney-in-fact and agent in the name and on behalf of the undersigned, to sign the name of the undersigned to the Company's Annual Report on Form 10-K for the year ended December 31, 1994, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, and to any and all amendments thereto or to any other instrument or document filed as a part of or in connection with such Annual Report on Form 10-K or any amendment thereto.


Dated:   January 27, 1995




                                                            Mark Kessel
                                                            -----------
                                                            Mark Kessel

                                   EXHIBIT (24)


                               POWER OF ATTORNEY

         The undersigned director of HELLER FINANCIAL, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints JAMES B. CURRIE and SYLVIA L. BATEMAN, and each or either of them (with full power to act alone), his true and lawful attorney-in-fact and agent in the name and on behalf of the undersigned, to sign the name of the undersigned to the Company's Annual Report on Form 10-K for the year ended December 31, 1994, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, and to any and all amendments thereto or to any other instrument or document filed as a part of or in connection with such Annual Report on Form 10-K or any amendment thereto.


Dated:   January 27, 1995




                                                            Michael J. Litwin
                                                            -----------------
                                                            Michael J. Litwin

                                   EXHIBIT (24)


                               POWER OF ATTORNEY

         The undersigned director of HELLER FINANCIAL, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints JAMES B. CURRIE and SYLVIA L. BATEMAN, and each or either of them (with full power to act alone), his true and lawful attorney-in-fact and agent in the name and on behalf of the undersigned, to sign the name of the undersigned to the Company's Annual Report on Form 10-K for the year ended December 31, 1994, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, and to any and all amendments thereto or to any other instrument or document filed as a part of or in connection with such Annual Report on Form 10-K or any amendment thereto.


Dated:   January 30, 1995




                                                            Dennis P. Lockhart
                                                            ------------------
                                                            Dennis P. Lockhart

                                   EXHIBIT (24)


                               POWER OF ATTORNEY

         The undersigned director of HELLER FINANCIAL, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints JAMES B. CURRIE and SYLVIA L. BATEMAN, and each or either of them (with full power to act alone), her true and lawful attorney-in-fact and agent in the name and on behalf of the undersigned, to sign the name of the undersigned to the Company's Annual Report on Form 10-K for the year ended December 31, 1994, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, and to any and all amendments thereto or to any other instrument or document filed as a part of or in connection with such Annual Report on Form 10-K or any amendment thereto.


Dated:   January 27, 1995




                                                            Lauralee E. Martin
                                                            ------------------
                                                            Lauralee E. Martin

                                   EXHIBIT (24)


                               POWER OF ATTORNEY

         The undersigned director of HELLER FINANCIAL, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints JAMES B. CURRIE and SYLVIA L. BATEMAN, and each or either of them (with full power to act alone), his true and lawful attorney-in-fact and agent in the name and on behalf of the undersigned, to sign the name of the undersigned to the Company's Annual Report on Form 10-K for the year ended December 31, 1994, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, and to any and all amendments thereto or to any other instrument or document filed as a part of or in connection with such Annual Report on Form 10-K or any amendment thereto.


Dated:   January 27, 1995




                                                            Kenji Miyamoto
                                                            --------------
                                                            Kenji Miyamoto

                                   EXHIBIT (24)


                               POWER OF ATTORNEY

         The undersigned director of HELLER FINANCIAL, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints JAMES B. CURRIE and SYLVIA L. BATEMAN, and each or either of them (with full power to act alone), his true and lawful attorney-in-fact and agent in the name and on behalf of the undersigned, to sign the name of the undersigned to the Company's Annual Report on Form 10-K for the year ended December 31, 1994, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, and to any and all amendments thereto or to any other instrument or document filed as a part of or in connection with such Annual Report on Form 10-K or any amendment thereto.


Dated:   January 30, 1995




                                                            Osamu Ogura
                                                            -----------
                                                            Osamu Ogura

                                   EXHIBIT (24)


                               POWER OF ATTORNEY

         The undersigned director of HELLER FINANCIAL, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints JAMES B. CURRIE and SYLVIA L. BATEMAN, and each or either of them (with full power to act alone), his true and lawful attorney-in-fact and agent in the name and on behalf of the undersigned, to sign the name of the undersigned to the Company's Annual Report on Form 10-K for the year ended December 31, 1994, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, and to any and all amendments thereto or to any other instrument or document filed as a part of or in connection with such Annual Report on Form 10-K or any amendment thereto.


Dated: January 30, 1995




                                                            Atsushi Takano
                                                            --------------
                                                            Atsushi Takano

                                   EXHIBIT (24)


                               POWER OF ATTORNEY

         The undersigned director of HELLER FINANCIAL, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints JAMES B. CURRIE and SYLVIA L. BATEMAN, and each or either of them (with full power to act alone), his true and lawful attorney-in-fact and agent in the name and on behalf of the undersigned, to sign the name of the undersigned to the Company's Annual Report on Form 10-K for the year ended December 31, 1994, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, and to any and all amendments thereto or to any other instrument or document filed as a part of or in connection with such Annual Report on Form 10-K or any amendment thereto.


Dated:   January 30, 1995




                                                           Mitchell F. Vernick
                                                           -------------------
                                                           Mitchell F. Vernick

                                   EXHIBIT (24)


                               POWER OF ATTORNEY

         The undersigned director of HELLER FINANCIAL, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints JAMES B. CURRIE and SYLVIA L. BATEMAN, and each or either of them (with full power to act alone), his true and lawful attorney-in-fact and agent in the name and on behalf of the undersigned, to sign the name of the undersigned to the Company's Annual Report on Form 10-K for the year ended December 31, 1994, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, and to any and all amendments thereto or to any other instrument or document filed as a part of or in connection with such Annual Report on Form 10-K or any amendment thereto.


Dated: January 31, 1995




                                                            Kenji Watanabe
                                                            --------------
                                                            Kenji Watanabe

                                   EXHIBIT (24)


                               POWER OF ATTORNEY

         The undersigned director of HELLER FINANCIAL, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints JAMES B. CURRIE and SYLVIA L. BATEMAN, and each or either of them (with full power to act alone), his true and lawful attorney-in-fact and agent in the name and on behalf of the undersigned, to sign the name of the undersigned to the Company's Annual Report on Form 10-K for the year ended December 31, 1994, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, and to any and all amendments thereto or to any other instrument or document filed as a part of or in connection with such Annual Report on Form 10-K or any amendment thereto.


Dated: January 30, 1995




                                                            Masashi Yamamoto
                                                            ----------------
                                                            Masashi Yamamoto